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                                                                 EXHIBIT 10.4(i)

[SOUTHTRUST BANK LOGO]
One Georgia Center
600 West Peachtree Street
Atlanta, Georgia 30308

        February 6, 2004

        Mr. David L. Gamsey
        Chief Financial Officer
        Innotrac Corporation
        6655 Sugarloaf Parkway
        Duluth, Georgia 30097

        RE:      Fixed Charge Coverage Waiver

        Dear David:

        In response to your request, SouthTrust Bank grants a modification/waiver and consent of the outlined covenants contained in the Amended Loan and Security Agreement between Innotrac Corporation and SouthTrust Bank:

        12.3     Fixed Charge Coverage Ratio

        As of December 31, 2003, this covenant requires that the Fixed Charge Coverage Ratio be least 1.75 times at the end of each fiscal quarter, on a rolling four quarters basis. The waiver of this covenant is for December 31, 2003.

        Sincerely,

        /s/ Noble Jones
        --------------------
        Noble Jones
        Vice President